UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2022

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement – Mr. Francisco Gonzalez

On May 17, 2022, Sky Harbour LLC (“Sky”), a wholly-owned subsidiary of Sky Harbour Group Corporation (the “Company”), entered into an amendment (the “Amendment”) to the amended and restated employment agreement with Mr. Gonzalez, dated as of December 22, 2021 and amended on March 24, 2022 (the “Employment Agreement”) in connection with his appointment as Chief Financial Officer. Except as described below, the terms of the Employment Agreement remain the same.

Obligations in Connection with Death or Disability. In the event of Mr. Gonzalez’s death or Disability (as defined in the Employment Agreement), Sky will provide Mr. Gonzalez with full vesting of any then-unvested, time-based equity awards, subject to the same general release and restrictive covenants provisions in the Employment Agreement for all other severance benefits. The previously disclosed obligations upon certain termination events remain in effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Grants of Restricted Stock Units

On May 17, 2022, the compensation committee of the board of directors of the Company approved grants of 75,000 and 150,000 time-based restricted stock units, respectively, to Tal Keinan, the Company’s Chairman and Chief Executive Officer, and Francisco Gonzalez, the Company’s Chief Financial Officer. The grants were made under the Company’s 2022 Incentive Award Plan and restricted stock award agreements, substantially in the form attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Employment Agreement with Francisco Gonzalez
10.2	Form of Restricted Stock Unit Agreement (Executives)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Harbour Group Corporation (Registrant)

Date: May 19, 2022	By:	/s/ Tal Keinan
Tal Keinan Chief Executive Officer